SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    Form 8-KA

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       May 30, 1997
                                                  ---------------------



                         Champion Financial Corporation
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             (Exact name of registrant as specified in its charter)



         UTAH                           0-19499                88-0169547
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(State of other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)



9495 East San Salvador Drive, Scottsdale, Arizona               85258
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code       (602) 614-4285
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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHAMPION FINANCIAL CORPORATION


May 30, 1997                           By  /S/ Paul F. Caliendo
                                         --------------------------------------
                                           Paul F. Caliendo
                                           President and Chief Executive Officer

Item 4.  Changes in Registrant's Certifying Accountants

(a) Dohan and Company, P.A., CPA's was previously the principal accountants for Champion Financial Corporation. On May 29, 1997, that firm's appointment as principal accountants was terminated and KPMG Peat Marwick, LLP was engaged as principal accountants. The decision to change accountants was approved by the Board of Directors of the Registrant. The March 31, 1997, fiscal year-end audit will be performed by KPMG Peat Marwick, LLP.

(b) In connection with the audit of the fiscal year-ended March 31, 1996, and the subsequent interim period through May 29,1997, there were no disagreements with Dohan and Company, P.A., CPA's, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The audit report of Dohan and Company, P.A., CPA's on the financial statements of Champion Financial Corporation as of and for the year ended March 31, 1996, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that Dohan and Company, P.A., CPA's report on the financial statements of Champion Financial Corporation as of and for the year ended March 31,1996, contained a separate paragraph stating in part that "the Company incurred a net loss of $347,228 and, at March 31, 1996, has a deficiency in working capital of $46,843. The Company's immediate and future working capital requirements are dependent on the Company's ability to attain profitable operations through its plan of acquisitions, to structure its financing arrangements and to successfully offer and place additional shares of the Company's stock. It is not possible to predict the outcome of future operations or whether the necessary acquisitions will be consummated or whether alternative capital or financing may be arranged. Management's plans regarding these matters are described in
         Note 8. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." A letter from Dohan and Company, P.A., CPA's is attached as Exhibit A.

(c) As of November 30, 1995, the registrant formally dismissed Roger B. Castro, CPA, as its principal accountant to audit its financial statements. In the previous fiscal year, the accountant's report of the registrant's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. The registrant had no disagreements with its former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused him to make reference to such in connection with his report. The decision to change accountants was approved by the Board of Directors of the registrant on November 30, 1995.

         The Registrant had requested that Mr. Castro furnish a letter to the Commission stating whether he agrees with the statements in the foregoing paragraph and that such letter be delivered within 10 business days after the filing of the previous Form 8-K, which he did.

                         [Dohan and Company Letterhead]

        Exhibit A



June 11, 1997



Securities and Exchange Commission
Washington, D. C.  20549



Ladies and Gentlemen:

We were previously principal accountants for Champion Financial Corporation and under the date of July 10, 1996, we reported on the financial statements of Champion Financial Corporation as of and for the year ended March 31, 1996. On May 29, 1997, our appointment as principal auditors was terminated. We have read Champion Financial Corporation's statements included under Item 4 of its Form 8-KA dated June 11, 1997, and we agree with such statements.


Very truly yours,


/s/
Dohan and Company



Commission File Number:    0-19499